                                                                   Exhibit 10.76

                            FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (the "Fifth Amendment") is made as of August 21, 2000 by and between Respimun Associates, Ltd. ("Landlord" and successor in interest to BDN Carlsbad #1 Limited Partnership, a Texas Limited Partnership) and The Immune Response Corporation, a Delaware corporation ("Tenant").

I.   RECITALS

     A. Landlord and Tenant previously entered into that certain lease dated as of May 22, 1989 (the "Lease"), relating to certain premises constructed by Landlord on the real property described as lot 57 of Carlsbad Tract No. 85-24, according to map thereof no 11811 recorded on May 19, 1987, in the Official Records of San Diego County, California. The premises are commonly known as 5935 Darwin Court, Carlsbad, CA. Capitalized terms used herein as defined terms shall have the definitions given to them in the Lease.

     B. Landlord and Tenant have previously executed a First Amendment to Lease dated February 19, 1990; a Second Amendment to Lease dated December 17, 1990; a Third Amendment to Lease dated January 8, 1991; and a Fourth Amendment to Lease dated September 27, 1991, each amending the Lease (as so amended, the "Lease").

     C.   Landlord and Tenant desire to amend the Lease as set forth herein:

II.  AMENDMENT

     1. Tenant has furnished Landlord with written notice of Tenant's exercise of its extension of the term of the Lease for the first five (5) year Option Term pursuant to Section 3.7 of the Lease. Landlord and Tenant hereby confirm that the Lease, as so extended, will expire on December 31, 2005, subject to Tenant's right to extend the Lease for the second Option Term under Section 3.7 of the Lease.

     2. Effective on January 1, 2001, Landlord and Tenant hereby agree that the rentable square footage of the Premises for all purposes under the Lease, including, without limitation, calculation of rental amounts due from Tenant under the Lease, shall be 50,456 rentable square feet. The parties further agree that the prior agreed Premises rentable square footage of 49,016, as set forth in Section 2 of the Lease, shall continue to apply for all purposes under the Lease, including, without limitation, calculation of rental amounts due from Tenant under the Lease, with respect to the periods occurring under the Lease prior to January 1, 2001.

     3. Except as expressly amended by this Fifth Amendment, the Lease shall continue in full force and effect.

FIFTH AMENDMENT TO LEASE
August 21, 2000
Page 2


LANDLORD
Respimun Associates, A Tennessee Limited Partnership
By:
Bernana, Inc., A Delaware Corporation, General Partner




 /s/ Bernhardt L. Trout
------------------------------------
Bernhardt L. Trout, President


TENANT
The Immune Response Corporation, A Delaware Corporation




 /s/ Dennis J. Carlo
------------------------------------
Dennis J. Carlo, President and CEO

                                                                   Exhibit 10.76

                            FIFTH AMENDMENT TO LEASE

This Fifth Amendment to Lease (the "Fifth Amendment") is made as of August 21, 2000 by and between Respimun Associates, Ltd. ("Landlord" and successor in interest to BDN Carlsbad #1 Limited Partnership, a Texas Limited Partnership) and The Immune Response Corporation, a Delaware corporation ("Tenant").

I.   RECITALS

     A. Landlord and Tenant previously entered into that certain lease dated as of May 22, 1989 (the "Lease"), relating to certain premises constructed by Landlord on the real property described as lot 57 of Carlsbad Tract No. 85-24, according to map thereof no 11811 recorded on May 19, 1987, in the Official Records of San Diego County, California. The premises are commonly known as 5935 Darwin Court, Carlsbad, CA. Capitalized terms used herein as defined terms shall have the definitions given to them in the Lease.

     B. Landlord and Tenant have previously executed a First Amendment to Lease dated February 19, 1990; a Second Amendment to Lease dated December 17, 1990; a Third Amendment to Lease dated January 8, 1991; and a Fourth Amendment to Lease dated September 27, 1991, each amending the Lease (as so amended, the "Lease").

     C.   Landlord and Tenant desire to amend the Lease as set forth herein:

II.  AMENDMENT

     1. Tenant has furnished Landlord with written notice of Tenant's exercise of its extension of the term of the Lease for the first five (5) year Option Term pursuant to Section 3.7 of the Lease. Landlord and Tenant hereby confirm that the Lease, as so extended, will expire on December 31, 2005, subject to Tenant's right to extend the Lease for the second Option Term under Section 3.7 of the Lease.

     2. Effective on January 1, 2001, Landlord and Tenant hereby agree that the rentable square footage of the Premises for all purposes under the Lease, including, without limitation, calculation of rental amounts due from Tenant under the Lease, shall be 50,456 rentable square feet. The parties further agree that the prior agreed Premises rentable square footage of 49,016, as set forth in Section 2 of the Lease, shall continue to apply for all purposes under the Lease, including, without limitation, calculation of rental amounts due from Tenant under the Lease, with respect to the periods occurring under the Lease prior to January 1, 2001.

     3. Except as expressly amended by this Fifth Amendment, the Lease shall continue in full force and effect.

LANDLORD
Respimun Associates, A Tennessee Limited Partnership
By:
Bernana, Inc., A Delaware Corporation, General Partner




 /s/ Bernhardt L. Trout
------------------------------------
Bernhardt L. Trout, President


TENANT
The Immune Response Corporation, A Delaware Corporation




 /s/ Dennis J. Carlo
------------------------------------
Dennis J. Carlo, President and CEO